UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 2, 2022 (August 1, 2022)

COWEN INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-34516	27-0423711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

599 Lexington Avenue
New York, NY 10022
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 845-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

              Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	COWN	The Nasdaq Global Market
7.75% Senior Notes Due 2023	COWNL	The Nasdaq Global Market

Item 1.01.	Entry into a Material Definitive Agreement.

Overview

On August 1, 2022, Cowen Inc., a Delaware corporation (“Company”), The Toronto-Dominion Bank, a Canadian chartered bank (“Parent”), and Crimson Holdings Acquisition Co., a Delaware corporation and an indirect wholly owned subsidiary of Parent (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which, upon the terms and subject to the conditions set forth therein, Merger Sub will be merged with and into Company (the “Merger”), with Company surviving the merger (sometimes hereinafter referred to as the “Surviving Corporation”) as a wholly-owned subsidiary of Parent.

The Merger Agreement was approved by Company’s Board of Directors (the “Company Board”).  The Company Board resolved to recommend the adoption of the Merger Agreement and approval of the transactions contemplated thereby by Company’s stockholders, who will be asked to vote on the adoption of the Merger Agreement and approval of the transactions contemplated thereby at a special stockholders meeting.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of Class A Common stock, par value $0.01 per share, of Company (“Class A Company Common Stock”) issued and outstanding immediately prior to the Effective Time and each share of Class B Common Stock, par value $0.01 per share, of Company ( “Class B Company Common Stock” and, together with Class A Company Common Stock, “Company Common Stock”) issued and outstanding immediately prior to the Effective Time (in each case except for (i) shares of Company Common Stock owned by Company or Parent (in each case, other than shares of Company Common Stock (A) held in trust accounts, managed accounts, mutual funds and the like, or otherwise held in a fiduciary or agency capacity, or (B) held, directly or indirectly, in respect of a debt previously contracted) and (ii) any shares of Company Common Stock with respect to which dissenters’ rights have been exercised) will be automatically canceled and converted into the right to receive $39.00 in cash, without interest (the “Merger Consideration”).

At the Effective Time, each share of Company’s 5.625% Series A Cumulative Perpetual Convertible Preferred Stock (“Series A Preferred Stock”) issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding as Series A Preferred Stock of the Surviving Corporation (with no changes being made to the certificate of designation) and accordingly the holders thereof will be entitled to receive $39.00 per share on an as converted basis in accordance with the certificate of designation.

Treatment of Compensation Awards

Pursuant to the Merger Agreement, at the Effective Time, except as otherwise agreed in writing between Parent and any individual holder, all outstanding awards granted under the Company’s 2010 Equity and Incentive Plan and 2020 Equity Incentive Plan, each as amended from time to time, will be treated as follows:

●
each outstanding restricted stock unit award (“Company RSU”) (other than a Director RSU (as defined in the Merger Agreement)) that is or will become vested at the Effective Time in accordance with its terms will be canceled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time, and (ii) the Merger Consideration;

●
each outstanding Company RSU THAT IS NOT AND WILL NOT BECOME VESTED AT the Effective Time in accordance with its terms will be assumed by Parent, subject to the same terms and conditions applicable to such Company RSU immediately prior to the Effective Time, except that such Company RSU shall be in respect of a number of Parent Common Shares (as defined in the Merger Agreement) that is equal to (i) the number of shares of Company Common Stock underlying such Company RSU immediately prior to the Effective Time, multiplied by (ii) a fraction, (A) the numerator of which is the Merger Consideration and (B) the denominator of which is the average closing price, rounded to the nearest cent, per Parent Common Share on the New York Stock Exchange for the period of ten consecutive trading days immediately preceding (but not including) the Effective Time (the “Exchange Ratio”);

●
each outstanding deferred cash award (“Company DCA”) that is or will become vested at the Effective Time in accordance with its terms will be canceled and converted into the right to receive an amount in cash equal to the amount of such Company DCA, plus any then-accrued and unpaid interest calculated in accordance with the terms of the applicable award agreement, less applicable taxes required to be withheld with respect to such payment;

●
each outstanding Company DCA THAT IS NOT AND WILL NOT BECOME VESTED AT the Effective Time in accordance with its terms will be assumed by Parent, subject to the same terms and conditions applicable to such Company DCA;

●
each outstanding performance stock unit award (“Company PSU”) for which the applicable performance period is complete but has not yet been settled as of immediately prior to the Effective Time will be canceled and converted into the right to receive an amount in cash (without interest and less any applicable withholding taxes) equal to the product of (i) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time, based on actual achievement of applicable performance goals as reasonably determined by the compensation committee of the Company Board, and (ii) the Merger Consideration;

●
each outstanding Company PSU for which the applicable performance period is not complete as of immediately prior to the Effective Time will be assumed by Parent, based on target level of performance (other than any Company PSU which applicable performance period ends on or before December 31, 2022, in which case, such assumption will be based actual achievement of applicable performance goals prior to the Effective Time as reasonably determined by the compensation committee of the Company Board) and otherwise subject to the same terms and conditions applicable to such Company PSU, except that such assumed Company PSU shall (i) no longer be subject to performance conditions following the Effective Time and (ii) be in respect of a number of Parent common shares that is equal to (A) the number of shares of Company Common Stock underlying such Company, multiplied by (B) Exchange Ratio; and

●
each outstanding Director RSU (whether vested or unvested) immediately prior to the Effective Time will be canceled and converted into the right to receive an amount in cash (without interest) equal to the product of (i) the number of shares of Company Common Stock subject to such Director RSU, and (ii) the Merger Consideration.

Representations, Warranties and Covenants

Company has made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants (i) to use reasonable best efforts to conduct its business in the ordinary course in all material respects and to maintain and preserve substantially intact its business organization, employees and advantageous business relationships that are material to Company during the interim period between the execution of the Merger Agreement and the consummation of the Merger, (ii) not to engage in specified types of transactions or take specified actions during this period unless agreed to in writing by Parent and (iii) subject to certain exceptions, not to withhold, withdraw, modify or qualify in a manner adverse to Parent the recommendation of the Board of Directors of Company that Company’s stockholders vote to adopt the Merger Agreement and approve the transactions contemplated thereby.

Under the Merger Agreement, each of Company and Parent has agreed to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other parties in doing, all things necessary, proper or advisable to cause the conditions to closing to be satisfied and to consummate and make effective, in the most expeditious manner practicable, the Merger and the other transactions contemplated by the Merger Agreement.

Parent is not required to take any action, or commit to take any action, or agree to any condition or restriction, in connection with obtaining the Requisite Regulatory Approvals (as defined in the Merger Agreement) that, individually or in the aggregate, would have or would be reasonably expected to have a material adverse effect on (i) the business, results of operations or financial condition of Company or (ii) the business, results of operations or financial condition of Parent (with Parent deemed to be the same size as Company for this purpose) (a “Materially Burdensome Regulatory Condition”).

No-Shop; Change of Recommendation

Under the Merger Agreement, Company is subject to a customary “no-shop” provision that restricts Company and its representatives from soliciting Acquisition Proposals (as defined in the Merger Agreement) from third parties or providing information to or engaging or participating in any discussions or negotiations with third parties regarding Acquisition Proposals.  However, prior to the receipt of the required stockholder approval, the “no-shop” provision allows Company, under certain circumstances and in compliance with certain obligations set forth in the Merger Agreement (including promptly advising Parent of receipt of any Acquisition Proposal and the substance thereof), to provide non-public information and engage in discussions and negotiations with respect to an unsolicited bona fide Acquisition Proposal if the Company Board determines in good faith that failure to take such actions would be inconsistent with its fiduciary duties under applicable law.

In addition, the Company Board has committed to recommend that Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby.  Prior to the receipt of the required stockholder approval, the Company Board may withdraw or modify its recommendation that Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby if (i) it determines in good faith that it has received a Superior Proposal (as defined in the Merger Agreement) or (ii) an Intervening Event (as defined in the Merger Agreement) has occurred, in each case, subject to providing notice to Parent and complying with other specified conditions, including giving Parent the opportunity to propose revisions to the terms of the transaction contemplated by the Merger Agreement during a match right period.

Closing Conditions

The obligation of the parties to consummate the Merger is subject to various conditions, including: (i) adoption of the Merger Agreement and approval of the transactions contemplated thereby by a majority of the voting power of the outstanding shares of Company Common Stock; (ii) the receipt of the Requisite Regulatory Approvals, which include expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Act of 1976, approval of the Superintendent of Financial Institutions, approval of the Financial Industry Regulatory Authority and approvals from certain other U.S., Canadian and foreign regulatory authorities (subject to Parent not being obligated to close if there is a Materially Burdensome Regulatory Condition); and (iii) the absence of any legal restraint or legal prohibition preventing or prohibiting the consummation of the Merger. In addition, each of Company’s and Parent’s obligation to consummate the Merger is subject to: (i) the accuracy of the representations and warranties of the other party (subject to customary materiality qualifiers) and (ii) the other party’s performance in all material respects of its covenants and obligations contained in the Merger Agreement.  The Merger Agreement does not contain a financing condition.

Termination; Termination Fees; Expense Reimbursement

The Merger Agreement contains certain termination rights for Company and Parent, including the right of either party to terminate the Merger Agreement if (i) the Merger is not consummated by August 1, 2023 (the “Outside Date”), (ii) the required stockholder approval shall not have been obtained at the special meeting of Company stockholders or at any adjournment or postponement of such meeting, (iii) if any governmental entity that must grant a Requisite Regulatory Approval has denied approval of the Merger and such denial has become final and nonappealable or any legal restraint or legal prohibition preventing or prohibiting consummation of the Merger has become final and nonappealable, or (iv) the other party breaches any representation, warranty, covenant or agreement made in the Merger Agreement, and such breach remains uncured for forty-five days (if curable).  Parent may terminate the Merger Agreement if, prior to obtaining stockholder approval, the Company Board changes its recommendation that Company’s stockholders adopt the Merger Agreement and approve the transactions contemplated thereby (a “Recommendation Change”).  Company may terminate the Merger Agreement if, prior to obtaining stockholder approval, the Company Board in good faith determines that it has received a Superior Proposal and terminates the Merger Agreement to enter into an agreement with respect to the Superior Proposal (subject to payment of a termination fee described below).

In certain customary circumstances (including (i) if Parent terminates the Merger Agreement because of a Recommendation Change; or (ii) if Company terminates the Merger Agreement to enter into an agreement with respect to a Superior Proposal), Company will be required to pay Parent a termination fee equal to $42,250,000.

In certain circumstances (including if the Merger Agreement is terminated (x) by Company or Parent because of failure to consummate the Merger by the Outside Date at a time when certain Requisite Regulatory Approvals have not been received (subject to certain exceptions), (y) by Company because of Parent’s willful and material breach of its obligations under the regulatory efforts covenant or (z) by Company or Parent because certain Requisite Regulatory Approvals have been finally denied or a legal restraint or legal prohibition relating to certain Requisite Regulatory Approvals has become final and nonappealable (in each case subject to certain exceptions)), Company is entitled to expense reimbursement from Parent including (i) $10,000,000 for fees and expenses of third party advisors and other transaction costs, (ii) the aggregate face amount of employee retention awards which have been allocated and communicated to employees (subject to certain limitations and requirements) and (iii) the designated capped amount for the premium of an insurance policy that may, at the request of Parent, be bound by Company pursuant to the Merger Agreement.

Certain Employee Matters

           Parent has agreed in the Merger Agreement that until December 31, 2023, it will provide each employee of Company who remains employed with Parent or the Surviving Corporation following the Effective Time with (i) an annual base salary or base wage rate that is at least equal to that provided to such employees immediately prior to the Effective Time, (ii) employee benefits (subject to certain exclusions as described in the Merger Agreement) that are substantially comparable in the aggregate to what (subject to the same exclusions) Company provided to such employees immediately prior to the Effective Time, (iii) maintenance of an annual bonus program in the ordinary course consistent with past practice and (iv) severance and termination benefits no less favorable than such benefits under Company’s severance practices as of immediately prior to the date of the Merger Agreement.  Further, Parent has agreed to maintain and administer the 2022 annual bonus program in accordance with its terms as of immediately prior to the Effective Time.

Description of Merger Agreement Not Complete

The Merger Agreement and the above description of the Merger Agreement have been included to provide investors with information regarding the terms of the Merger Agreement.  It is not intended to provide any other factual information about Company, Parent or their respective subsidiaries or affiliates.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them.  In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts.  Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Company.  The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the parties that is or will be contained in, or incorporated by reference into, the Forms 10-K and Forms 10-Q filed and to be filed by Company, the proxy statement to be filed by Company in connection with the Merger and other documents that the parties will file with the Securities and Exchange Commission.  Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Company, Parent or any of their respective subsidiaries, affiliates or businesses.  The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 5.03.	Other Events.

On August 1, 2022, the Company Board approved an amendment (the “Amendment”) to the Second Amended and Restated By-Laws of Company (the “By-Laws”), which became effective immediately. The Amendment added a new Article X to the By-Laws which provides that, unless Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving Company will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, any state court located within the State of Delaware, or, if no state court located within the State of Delaware has jurisdiction, the federal district court for the District of Delaware).

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the text of the Amendment, a copy of which is filed as Exhibit 3.1 hereto and the terms of which are incorporated herein by reference.

Item 8.01.	Other Events.

On August 2, 2022, Company and Parent issued a joint press release announcing the Merger, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Cautionary Note Regarding Forward-looking Statements

This communication contains certain forward-looking statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, you can identify these statements by forward-looking terms such as “may,” “might,” “will,” “would,” “could,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “possible,” “potential,” “intend,” “seek” or “continue,” the negative of these terms and other comparable terminology or similar expressions.

These forward-looking statements represent only Company’s beliefs regarding future events (many of which, by their nature, are inherently uncertain and beyond Company’s control) and are predictions only, based on Company’s current expectations and projections about future events.  There are important factors that could cause Company’s actual results, level of activity, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, among others:

●	the parties’ ability to consummate the proposed transaction in within the expected time-frame or at all;
●
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of Company’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

●	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction within the expected time-frames or at all;
●	the possibility that competing offers or acquisition proposals for Company will be made;
●	the occurrence of any event that could give rise to the termination of the proposed transaction, including in circumstances which would require Company to pay a termination fee;
●
the effect of the announcement or pendency of the proposed transaction on Company’s ability to retain and hire key personnel and its ability to maintain relationships with its customers, clients, vendors and others with whom it does business;

●	risks related to diverting management’s attention from Company’s ongoing business operations; and
●	the risk that stockholder litigation in connection with the proposed transaction may result in significant costs of defense, indemnification and liability and may delay the proposed transaction.

In particular, you should consider the risks outlined under Item 1A - ”Risk Factors” in Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2022, and subsequent reports Company has filed with the SEC.  Although Company believes the expectations reflected in the forward-looking statements are reasonable, Company cannot guarantee future results, level of activity, performance or achievements.  Moreover, none of Company or any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements.  You should not rely upon forward-looking statements as predictions of future events.  These forward-looking statements speak only as of the date on which they are made, and Company undertakes no obligation to update any of these forward-looking statements after the date they are made except to the extent required by applicable law.  Further disclosures that Company makes on related subjects in additional filings with the SEC should be consulted.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between Cowen Inc. (“Company”) and The Toronto-Dominion Bank (“TD”).  In connection with the proposed transaction, Company intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, and Company will mail the definitive Proxy Statement to its stockholders and file other documents regarding the proposed transaction with the SEC.  HOLDERS OF COMMON STOCK OF COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO, CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by Company with the SEC may be obtained free of charge at the SEC’s web site (http://www.sec.gov), through Company’s Investor Relations page (http://www.cowen.com/investor-relations), or by writing to Cowen Inc., Attn: Owen Littman, at 599 Lexington Avenue, New York, NY, 10022 or at Owen.Littman@cowen.com.

Participants in Solicitation

Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of Company common stock in respect of the proposed transaction. Information about the directors and executive officers of Company is set forth in the proxy statement for Company’s 2022 Annual Meeting of Stockholders, which was filed with the SEC on May 27, 2022. To the extent holdings of Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2022 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Beneficial Ownership on Form 4 filed with the SEC.

Additional information concerning the interests of Company’s participants in the solicitation will be set forth in the Proxy Statement (when available). Investors may obtain additional information regarding the interests of such participants by reading the Proxy Statement. You may obtain free copies of these documents using the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of August 1, 2022, by and among Cowen Inc., The Toronto-Dominion Bank and Crimson Holdings Acquisition Co.*

3.1	Amendment to the Second Amended and Restated By-laws of Cowen Inc.

99.1	Joint Press Release, dated August 2, 2022, issued by Company and Parent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K.  Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COWEN INC.

Date: August 2, 2022	By:	/s/ Owen S. Littman
		Name:	Owen S. Littman
		Title:	General Counsel